Consolidated balance sheets (Parenthetical) - USD ($) $ in Thousands	Mar. 31, 2016	Mar. 31, 2015
Consolidated balance sheets
Trade accounts receivable, allowance for doubtful accounts (in dollars)	$ 79	$ 1,299
Share capital, shares authorized	80,000,000	80,000,000
Share capital, shares issued	33,188,894	32,851,345
Share capital, shares outstanding	33,153,315	32,851,345
Share capital, par value (in dollars per share)	$ 0	$ 0